SUPPLEMENT DATED OCTOBER 3, 2014

TO THE SUMMARY PROSPECTUS FOR PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO CLASS I AND P SHARES DATED MAY 1, 2014

This supplement revises the Managed Bond Portfolio Class I and P Shares summary prospectus dated May 1, 2014 (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

All references to William H. Gross in the “Portfolio Manager and Primary Title with Sub-Adviser” table in the Management subsection are deleted, and the Sub-Adviser subsection is deleted and replaced with the following:

Sub-Adviser – Pacific Investment Management Company LLC. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Scott A. Mather, Chief Investment Officer of U.S. Core Strategies, Managing Director and Portfolio Manager	Since 2014
Mark R. Kiesel, Chief Investment Officer of Global Credit, Managing Director and Portfolio Manager	Since 2014
Mihir P. Worah, Chief Investment Officer of Real Return and Asset Allocation, Managed Director and Portfolio Manager	Since 2014